UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2025

VisionWave Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-72741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301 Wilmington, DE.	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 18, 2025, VisionWave Holdings, Inc. (the “Company”) is filing the following unaudited condensed interim financial statements of its wholly-owned subsidiary, VisionWave Technologies Inc., a Nevada corporation (“VisionWave Technologies”), for the three months ended June 30, 2025 and 2024:

●	Condensed Balance Sheets as of June 30, 2025 (Unaudited) and March 31, 2025
●	Unaudited Condensed Statements of Operations for the three months ended June 30, 2025 and 2024
●	Unaudited Condensed Statements of Changes in Stockholder’s Deficit for the three months ended June 30, 2025 and 2024
●	Unaudited Condensed Statements of Cash Flows for the three months ended June 30, 2025 and 2024
●	Notes to Unaudited Condensed Financial Statements

The Company is also filing the following audited financial statements of VisionWave Technologies Inc. (Predecessor) for completeness and reference:

●	Report of Independent Registered Public Accounting Firm (PCAOB ID: 587)
●	Balance Sheets as of March 31, 2025 and 2024
●	Statements of Operations for the year ended March 31, 2025 and for the period from March 20, 2024 (inception) to March 31, 2024
●	Statements of Changes in Stockholders’ Equity (Deficit) for the year ended March 31, 2025 and for the period from March 20, 2024 (inception) to March 31, 2024
●	Statements of Cash Flows for the year ended March 31, 2025 and for the period from March 20, 2024 (inception) to March 31, 2024
●	Notes to Audited Financial Statements

The foregoing financial statements are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

The information in this Item 8.01 and the exhibit attached hereto as Exhibit 99.1 are intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Unaudited Condensed Interim Financial Statements of VisionWave Technologies Inc. for the three months ended June 30, 2025 and 2024, together with Audited Financial Statements of VisionWave Technologies Inc. (Predecessor) as of and for the year ended March 31, 2025 and the period from March 20, 2024 (inception) to March 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VisionWave Holdings Inc.

By: /s/ Douglas Davis

Name: Douglas Davis

Title: Executive Chairman

Date: November 18, 2025